SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  May 10, 2004

Medis Technologies Ltd.

(Exact name of Registrant as specified in its charter)

Delaware	0-30391	13-3669062
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

805 Third Avenue
New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number:  (212) 935-8484

Item 12. Results of Operations and Financial Condition.

On May 10, 2004, Medis Technologies Ltd. issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2004

MEDIS TECHNOLOGIES LTD.

By:

/s/ ROBERT K. LIFTON

Name:  Robert K. Lifton

Title:  Chief Executive Officer